Income Taxes (Details) - Schedule of U.S. Statutory Federal Income Tax Rate to the Total Provision for Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of U.S. Statutory Federal Income Tax Rate to the Total Provision for Income Taxes [Abstract]
Statutory rate		(21.00%)	(21.00%)
State taxes, net of federal benefit		(7.00%)	(7.00%)
Non-deductible differences		1.00%	2.00%
Change in valuation allowance		27.00%	26.00%
Provision for taxes	50.00%